UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2008

STEVEN MADDEN, LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-23702	13-3588231

(State or other jurisdiction of incorporation)	(Registration Number)	(IRS Employer Identification No.)

52-16 Barnett Avenue, Long Island City, New York	11104

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 446-1800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[x] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 19, 2008, Steven Madden, Ltd. (the “Company”) issued a press release announcing its financial results for the quarter and the fiscal year ended December 31, 2007. A copy of the Company’s press release announcing these financial results is attached as Exhibit 99.1 hereto, and is incorporated by reference into this report.

ITEM 7.01	REGULATION FD DISCLOSURE

On February 19, 2008, the Company issued the press release referred to under Item 2.02 providing previously non-public information consisting of forward-looking statements relating to the Company’s business and results of operations. The press release also contained pre-commencement statements about the modified “Dutch” auction tender offer by the Company for shares of its Common Stock. A copy of the press release is attached as Exhibit 99.1 to this report and is furnished except as other wise indicated.

ITEM 8.01	OTHER EVENTS

On February 19, 2008, the Company issued a separate press release announcing that its board of directors has completed its previously announced evaluation of strategic alternatives. After careful consideration and upon the recommendation of the Strategic Review Committee of the board, the board has determined that the best method to maximize shareholder value at this time is to use a portion of the Company’s cash balances to repurchase shares at attractive values through a modified “Dutch Auction” tender offer. A copy of this press release is attached as Exhibit 99.2 to this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

	99.1	Press Release dated February 19, 2008 regarding the Company’s announcement of its financial results for the quarter and the fiscal year ended December 31, 2007 and an issuer tender offer.

	99.2	Press Release dated February 19, 2008 regarding the Company’s announcement of the conclusion of its strategic alternative review process and an issuer tender offer.

The following information included in this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended, and shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing:

(a)	the information in Exhibit 99.1, except the information in the second paragraph under the caption “Company Outlook.”

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, Steven Madden, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEVEN MADDEN, LTD.

By:	/s/ Jamieson A. Karson

	Name:	Jamieson A. Karson
	Title:	Chief Executive Officer

Date: February 19, 2008

EXHIBIT INDEX

Exhibit Number	DESCRIPTION

Exhibit 99.1	Press Release dated February 19, 2008 regarding the Company’s announcement of its financial results for the quarter and the fiscal year ended December 31, 2007 and an issuer tender offer.

Exhibit 99.2	Press Release dated February 19, 2008 regarding the Company’s announcement of the conclusion of its strategic alternative review process and an issuer tender offer.